MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000


Merrill Lynch Municipal Strategy Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging


Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share-holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Invest-ments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. In order to manage the Fund's leverage, the Fund may from time to time repurchase shares of the Fund's auction market preferred stock in the open market.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.488 per share income dividends. This represents a net annualized yield of 5.57%, based on a month-end asset value of $8.75. Over the same period, the total investment return on the Fund's Common Stock was +4.09%, based on a change in per share net asset value from $8.89 to $8.75, and assuming reinvestment of $0.489 per share income dividends.

For the six months ended October 31, 2000, the total investment return on the Fund's Common Stock was +3.83%, based on a change in per share net asset value from $8.65 to $8.75, and assuming reinvestment of $0.223 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.25%.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six-month period ending October 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates and that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to October brought extreme volatility to the municipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of October, although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation.

We structured the investment-grade portion of the Fund to take advantage of any drop in yields. However, the high-yield portion of the Fund negatively affected Fund performance as the spreads between high-grade municipal bonds and lower-quality bonds widened out significantly.

In July, we began selling high-yield positions that outperformed the market and were still trading at tight spreads, along with credits that would not respond well to an economic "hard landing." This strategy helped cushion the Fund slightly from another round of widening that affected high-yield bonds from the end of July to the end of October.

Going forward, we will seek to take advantage of any backup in interest rates to invest the Fund's cash in investment-grade positions. This positioning would allow us the opportunity to take advantage of lower interest rates in the future, as a result of the impending economic slowdown and a potential easing in the Federal Funds rate.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager


December 5, 2000



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


PROXY RESULTS
During the six-month period ended October 31, 2000, Merrill Lynch
Municipal Strategy Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                  Shares Voted
                                                                      For
1. To elect the Fund's Directors:       Terry K. Glenn             10,504,553
                                        Cynthia A. Montgomery      10,504,553
                                        Kevin A. Ryan              10,504,553
                                        Roscoe S. Suddarth         10,524,553
                                        Richard R. West            10,521,091
                                        Arthur Zeikel              10,524,553
                                        Edward D. Zinbarg          10,424,553
                                                                     Shares Voted   Shares Voted    Shares Voted
                                                                          For          Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                 13,316,244        41,709           262,628

3. To convert the Fund to "master/feeder" structure                   9,804,148       262,856           553,677

During the six-month period ended October 31, 2000,  Merrill Lynch
Municipal Strategy Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                       Shares Voted
                                                                            For
1. To elect the Fund's Board of Directors:    Terry K. Glenn                2,247
                                              Ronald W. Forbes              2,247
                                              Cynthia A. Montgomery         2,247
                                              Charles C. Reilly             2,247
                                              Kevin A. Ryan                 2,247
                                              Roscoe S. Suddarth            2,247
                                              Richard R. West               2,247
                                              Arthur Zeikel                 2,247
                                              Edward D. Zinbarg             2,247
                                                                        Shares Voted      Shares Voted   Shares Voted
                                                                             For             Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          2,246             --             1

3. To convert the Fund to "master/feeder" structure                           2,232              5            10



SCHEDULE OF INVESTMENTS                                                                         (in Thousands)
                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value
Arizona--2.5%                                 Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT:
                   NR*      B1      $ 2,000      6.25% due 6/01/2019                                        $  1,788
                   NR*      B1        1,600      6.30% due 4/01/2023                                           1,425

California--8.2%   AAA      Aaa       8,000   California State University and Colleges, Student Union
                                              Revenue Bonds (Chico), Series B, 4.375% due 11/01/2028 (a)       6,642
                   AAA      Aaa       1,560   Centinela Valley, California, Union High School
                                              District, GO, Series A, 5.875% due 8/01/2024 (a)                 1,629
                                              Los Angeles County, California, Schools Regionalized
                                              Business Services, COP, Pooled Financing, Series A (c):
                   AAA      Aaa       1,430      5.90%** due 8/01/2019                                           505
                   AAA      Aaa       2,510      6%** due 8/01/2029                                              490
                   NR*      Aa3       1,250   Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, Trust Receipts,
                                              Class R, Series A, 7.829% due 12/01/2019 (e)                     1,368

Colorado--6.1%     NR*      Aaa       4,430   Broomfield, Colorado, Open Space Park and Recreational
                                              Facilities, COP, 5.75% due 12/01/2014 (c)                        4,655
                   AA       Aa2       1,500   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                              AMT, Series D-2, 6.90% due 4/01/2029                             1,653
                   NR*      NR*       1,500   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016              1,595

Connecticut--2.5%  NR*      NR*         750   Connecticut State Development Authority, IDR
                                              (AFCO Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010             761
                   NR*      Aaa       2,175   Connecticut State Special Tax Obligation Revenue Bonds,
                                              RIB, Series 372, 7.59% due 12/01/2017 (b)(e)                     2,446

Florida--1.8%      A1+      VMIG1++     200   Martin County, Florida, PCR, Refunding (Florida Power &
                                              Light Company Project), VRDN, 4.65% due 7/15/2022 (g)              200
                   NR*      B1        2,260   Palm Bay, Florida, Lease Revenue Refunding Bonds
                                              (Florida Education and Research Foundation Project),
                                              Series A, 6.85% due 9/01/2013                                    2,098




Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS (continued)                                                             (in Thousands)
                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value
Georgia--2.5%      AAA      Aa2     $ 3,250   Georgia State, HFA, S/F Mortgage Revenue
                                              Refunding Bonds, Series A, Sub-Series A-1, 6.125%
                                              due 12/01/2015 (h)                                            $  3,298

Illinois--4.1%     NR*      NR*         910   Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                              Project), 8% due 10/01/2016                                        949
                   AAA      Aaa       3,285   Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake Project), Series B, 6.30%
                                              due 9/01/2022 (d)                                                3,421
                   NR*      Ba3       1,250   Illinois Health Facilities Authority Revenue Bonds
                                              (Holy Cross Hospital Project), 6.70% due 3/01/2014               1,064

Indiana--2.2%      BBB      Baa1      3,000   Indiana State Development Finance Authority,
                                              Environmental Revenue Refunding and Improvement Bonds
                                              (USX Corporation Project), 6.15% due 7/15/2022                   2,862

Louisiana--2.9%    BB-      NR*       4,000   Port New Orleans, Louisiana, IDR, Refunding
                                              (Continental Grain Company Project), 6.50%
                                              due 1/01/2017                                                    3,770

Maryland--2.3%     NR*      NR*       3,000   Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                              Warrior Run), AMT, 7.40% due 9/01/2019                           3,039

Massachusetts      AAA      Aa1       1,600   Massachusetts Bay, Massachusetts, Transportation
--6.4%                                        Authority, Revenue Refunding Bonds (Special Assessment),
                                              Series A, 5.25% due 7/01/2030                                    1,517
                   A        NR*       2,000   Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds (Schepens Eye Research Project),
                                              Series A, 6.50% due 7/01/2028                                    2,087
                   AAA      Aaa       5,000   Massachusetts State Turnpike Authority, Metropolitan
                                              Highway System, Revenue Refunding Bonds, Senior-Series A,
                                              5.125% due 1/01/2023 (a)                                         4,694

Mississippi--2.2%  BBB-     Ba1       3,150   Mississippi Business Finance Corporation, Mississippi,
                                              PCR, Refunding (System Energy Resources Inc. Project),
                                              5.875% due 4/01/2022                                             2,890

New Jersey--0.3%   BBB-     Baa3        500   New Jersey Health Care Facilities Financing Authority,
                                              Revenue Refunding Bonds (St. Elizabeth Hospital
                                              Obligation Group), 6% due 7/01/2014                                459

New York--19.4%    NR*      Aaa       3,000   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 7.07% due 6/15/2026 (d)(e)                            3,090
                   AAA      Aaa       2,320   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Refunding Bonds,
                                              Series A, 5.125% due 6/15/2022 (c)                               2,180
                   AA+      Aa2       4,300   New York City, New York, City Transitional Finance
                                              Authority Revenue Bonds, Series A, 5.125% due 8/15/2021          4,056
                                              New York City, New York, GO, Refunding, Series G:
                   AAA      Aaa       2,090      5.75% due 2/01/2014 (a)                                       2,171
                   AAA      Aaa       2,000      5.75% due 2/01/2014 (b)                                       2,078
                   AAA      NR*       3,300   New York State Dormitory Authority, Revenue Refunding
                                              Bonds (City University--Third Generation Resources),
                                              Series 2, 5% due 7/01/2028 (d)                                   3,003
                                              New York State Thruway Authority, Highway and Bridge
                                              Trust Fund Revenue Bonds, Series A (d):
                   AAA      Aaa       2,850      6% due 4/01/2015                                              3,055
                   AAA      Aaa       2,625      6% due 4/01/2016                                              2,800
                   AAA      Aaa       2,850   Port Authority of New York and New Jersey, Special
                                              Obligation Revenue Bonds (JFK International Air Terminal
                                              Project), AMT, Series 6, 5.75% due 12/01/2025 (a)                2,878

North Carolina     AA       Aa2       1,795   North Carolina, HFA, S/F Revenue Bonds, Series II,
--1.4%                                        6.20% due 3/01/2016 (h)                                          1,828

Ohio--1.5%         NR*      Baa3      3,000   Franklin County, Ohio, Hospital Revenue Bonds
                                              (Doctors of Ohio Health Corp.), Series A,
                                              5.60% due 12/01/2028                                             1,962

Oklahoma--2.7%     AAA      NR*       1,650   Holdenville, Oklahoma, Industrial Authority, Correctional
                                              Facility Revenue Bonds, 6.60% due 7/01/2006 (f)(i)               1,817
                   A1+      VMIG1++   1,700   Oklahoma State Industries Authority, Revenue Refunding
                                              Bonds (Integris Baptist), VRDN, Series B, 4.60% due
                                              8/15/2029 (a)(g)                                                 1,700

Pennsylvania       AAA      Aaa       4,200   Delaware River Port Authority of Pennsylvania and
--6.5%                                        New Jersey Revenue Bonds, 5.75% due 1/01/2015 (d)                4,391
                                              Pennsylvania Economic Development Financing Authority,
                                              Exempt Facilities Revenue Bonds (National Gypsum
                                              Company), AMT:
                   NR*      NR*       1,750      Series A, 6.25% due 11/01/2027                                1,463
                   NR*      NR*       2,000      Series B, 6.125% due 11/01/2027                               1,644
                   NR*      NR*       1,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50%
                                              due 10/01/2027                                                     964
South Carolina     AAA      Aaa       1,000   Fairfield County, South Carolina, PCR (South Carolina
--0.8%                                        Electric and Gas), 6.50% due 9/01/2014 (a)                       1,056

Tennessee--1.3%    NR*      NR*       1,610   Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, 7.75% due 8/01/2017                   1,646

Texas--3.8%        AAA      Aaa       3,000   Grapevine-Colleyville, Texas, Independent School
                                              District, GO, Refunding, 5% due 8/15/2029                        2,689
                                              Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Refunding Bonds
                                              (Methodist Hospital), VRDN (g):
                   A1+      NR*         100      4.60% due 12/01/2025                                            100
                   A1+      NR*         100      4.60% due 12/01/2026                                            100
                   BBB-     Baa3      2,000   Lower Colorado River Authority, Texas, PCR (Samsung
                                              Austin Semiconductor), AMT, 6.95% due 4/01/2030                  2,038

Utah--0.0%         NR*      NR*       1,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (j)                              38

Virginia--6.2%     AAA      Aaa       5,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)          5,447
                   NR*      NR*       1,750   Peninsula Ports Authority, Virginia, Revenue Refunding
                                              Bonds (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (j)        420
                                              Pocahontas Parkway Association, Virginia, Toll Road
                                              Revenue Bonds:
                   NR*      Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                 607
                   BBB-     Baa3     11,960      Senior Series B, 5.95%** due 8/15/2029                        1,543

Washington--1.0%   AAA      Aaa       1,500   Grant County, Washington, Public Utility District
                                              No. 002, Electric Revenue Bonds, Series G, 4.75%
                                              due 1/01/2017 (a)                                                1,368

Wisconsin--2.9%    NR*      Aaa       3,675   Milwaukee County, Wisconsin, Airport Revenue Bonds,
                                              AMT, Series A, 6% due 12/01/2019 (b)                             3,784



SCHEDULE OF INVESTMENTS (concluded)                                                             (in Thousands)
                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value
Wyoming--2.5%      NR*      P1      $   700   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                              Project), VRDN, 4.55% due 8/15/2020 (g)                       $    700
                   AA       NR*       2,500   Wyoming Student Loan Corporation, Student Loan
                                              Revenue Refunding Bonds, Series A, 6.20% due 6/01/2024           2,607

Puerto Rico        NR*      Aaa       2,500   Puerto Rico Commonwealth, Highway and Transportation
--4.6%                                        Authority, Transportation Revenue Bonds, Trust Receipts,
                                              Class R, Series B, 7.57% due 7/01/2035 (a)(e)                    2,702
                   AAA      Aaa       2,000   Puerto Rico Electric Power Authority, Power Revenue
                                              Refunding Bonds, Series EE, 4.75% due 7/01/2024 (a)              1,809
                   AAA      Aaa       1,530   Puerto Rico Public Buildings Authority Revenue Bonds
                                              (Government Facilities), Series B, 5% due 7/01/2027 (c)          1,438

                   Total Investments (Cost--$132,774)--98.6%                                                 128,477

                   Other Assets Less Liabilities--1.4%                                                         1,817
                                                                                                            --------
                   Net Assets--100.0%                                                                       $130,294
                                                                                                            ========

(a)MBIA Insured.
(b)FGIC Insured.
(c)AMBAC Insured.
(d)FSA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(f)Connie Lee Insured.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)FHA Insured.
(i)Prerefunded.
(j)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$132,774,079)                                   $128,477,014
                    Cash                                                                                         119,565
                    Receivables:
                      Interest                                                             $  2,001,369
                      Capital shares sold                                                       126,212        2,127,581
                                                                                           ------------
                    Deferred organization expenses                                                                   341
                    Prepaid registration fees and other assets                                                    37,442
                                                                                                            ------------
                    Total assets                                                                             130,761,943
                                                                                                            ------------
Liabilities:        Payables:
                      Dividends to shareholders                                                 163,418
                      Investment advisory fees                                                   46,730
                      Administration fees                                                        29,206          239,354
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       228,591
                                                                                                            ------------
                    Total liabilities                                                                            467,945
                                                                                                            ------------

Net Assets:         Net assets                                                                              $130,293,998
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 1,796 shares outstanding at $25,000 per
                      share liquidation preference)                                                         $ 44,900,000
                      Common Stock, par value $.10 per share (9,755,788 shares
                      issued and outstanding)                                              $    975,579
                    Paid-in capital in excess of par                                        101,119,137
                    Undistributed investment income--net                                            642
                    Accumulated realized capital losses on investments--net                 (8,998,265)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (3,406,030)
                    Unrealized depreciation on investments--net                             (4,297,065)
                                                                                           ------------
                    Total--Equivalent to $8.75 net asset value per
                    share of Common Stock                                                                     85,393,998
                                                                                                            ------------
                    Total capital                                                                           $130,293,998
                                                                                                            ============

                    *Auction Market Preferred Stock.

                     See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  9,185,175
Income:

Expenses:           Investment advisory fees                                               $    746,301
                    Administrative fees                                                         373,150
                    Commission fees                                                             147,134
                    Professional fees                                                           131,037
                    Transfer agent fees                                                         120,507
                    Printing and shareholder reports                                             91,453
                    Accounting services                                                          86,990
                    Amortization of organization expenses                                        62,304
                    Directors' fees and expenses                                                 31,324
                    Custodian fees                                                               13,403
                    Registration fees                                                            13,001
                    Pricing fees                                                                  8,091
                    Other                                                                        45,816
                                                                                           ------------
                    Total expenses before reimbursement                                       1,870,511
                    Reimbursement of expenses                                                 (149,260)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,721,251
                                                                                                            ------------
                    Investment income--net                                                                     7,463,924
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (7,857,686)
Unrealized          Change in unrealized depreciation on investments--net                                      6,239,229
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  5,845,467
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year
                                                                                                 Ended October 31,
                    Increase (Decrease) in Net Assets:                                          2000            1999
Operations:         Investment income--net                                                 $  7,463,924     $  7,955,477
                    Realized loss on investments--net                                       (7,857,686)      (3,963,881)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                       6,239,229     (16,190,234)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                           5,845,467     (12,198,638)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (5,136,655)      (6,440,369)
Shareholders:         Preferred Stock                                                       (2,346,958)      (1,494,777)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (2,910,041)
                      Preferred Stock                                                                --        (495,989)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (7,483,613)     (11,341,176)
                                                                                           ------------     ------------

Capital Stock       Net increase (decrease) in Preferred Stock transactions                (13,100,000)       10,000,000
Transactions:       Net increase (decrease) in Common Stock transactions                   (15,141,666)       10,374,468
                                                                                           ------------     ------------
                    Net increase (decrease)in net assets derived from
                    capital stock transactions                                             (28,241,666)       20,374,468
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                           (29,879,812)      (3,165,346)
                    Beginning of year                                                       160,173,810      163,339,156
                                                                                           ------------     ------------
                    End of year*                                                           $130,293,998     $160,173,810
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $        642     $     20,331
                                                                                           ============     ============

                    See Notes to Financial Statements.

Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                       Nov. 3,
from information provided in the financial statements.                                                        1995++ to
                                                                         For the Year Ended October 31,         Oct. 31,
Increase (Decrease) in Net Asset Value:                            2000       1999       1998        1997        1996
Per Share           Net asset value, beginning of period         $   8.89   $  10.96   $  10.87    $  10.17     $  10.00
Operating                                                        --------   --------   --------    --------     --------
Performance:        Investment income--net                            .72        .71        .73         .75          .68
                    Realized and unrealized gain (loss)
                    on investments--net                             (.14)     (1.75)        .35         .70          .21
                                                                 --------   --------   --------    --------     --------
                    Total from investment operations                  .58     (1.04)       1.08        1.45          .89
                                                                 --------   --------   --------    --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.49)      (.58)      (.60)       (.59)        (.59)
                      Realized gain on investments--net                --         --      (.19)          --           --
                      In excess of realized gain on
                      investments--net                                 --      (.27)         --          --           --
                                                                 --------   --------   --------    --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.49)      (.85)      (.79)       (.59)        (.59)
                                                                 --------   --------   --------    --------     --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                          Investment income--net                    (.23)      (.13)      (.13)       (.16)        (.09)
                          Realized gain on investments--net            --         --      (.07)          --           --
                          In excess of realized gain on
                          investments--net                             --      (.05)         --          --           --
                      Capital charge resulting from issuance
                      of Preferred Stock                               --         --         --          --        (.04)
                                                                 --------   --------   --------    --------     --------
                    Total effect of Preferred Stock activity        (.23)      (.18)      (.20)       (.16)        (.13)
                                                                 --------   --------   --------    --------     --------
                    Net asset value, end of period               $   8.75   $   8.89   $  10.96    $  10.87     $  10.17
                                                                 ========   ========   ========    ========     ========

Total Investment    Based on net asset value per share              4.09%   (11.94%)      8.28%      13.08%     7.81%+++
Return:**                                                        ========   ========   ========    ========     ========

Ratios Based on     Total expenses, net of reimbursement***         1.88%      1.75%      1.61%       1.37%        .68%*
Average Net                                                      ========   ========   ========    ========     ========
Assets of           Total expenses***                               2.04%      1.90%      1.80%       1.83%       1.60%*
Common Stock:                                                    ========   ========   ========    ========     ========
                    Total investment income--net***                 8.14%      6.98%      6.65%       7.14%       6.86%*
                                                                 ========   ========   ========    ========     ========
                    Amount of dividends to Preferred
                    Stock shareholders                              2.56%      1.31%      1.21%       1.53%        .94%*
                                                                 ========   ========   ========    ========     ========
                    Investment income--net, to
                    Common Stock shareholders                       5.58%      5.67%      5.44%       5.61%       5.92%*
                                                                 ========   ========   ========    ========     ========

Ratios Based on     Total expenses, net of reimbursement            1.15%      1.17%      1.12%        .96%        .53%*
Total Average                                                    ========   ========   ========    ========     ========
Net                 Total expenses                                  1.25%      1.27%      1.25%       1.28%       1.26%*
Assets:***++++++                                                 ========   ========   ========    ========     ========
                    Total investment income--net                    4.99%      4.66%      4.61%       5.01%       5.40%*
                                                                 ========   ========   ========    ========     ========

Ratios Based on     Dividends to Preferred Stock Shareholders       4.05%      2.63%      2.75%       3.58%       3.49%*
Average Net                                                      ========   ========   ========    ========     ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                 $ 85,394   $102,174   $115,339    $101,463     $ 83,573
                                                                 ========   ========   ========    ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                 $ 44,900   $ 58,000   $ 48,000    $ 48,000     $ 38,000
                                                                 ========   ========   ========    ========     ========
                    Portfolio turnover                            115.52%    158.57%    141.53%     144.34%      234.41%
                                                                 ========   ========   ========    ========     ========

Leverage:           Asset coverage per $1,000                    $  2,902   $  2,762   $  3,403    $  3,114     $  3,199
                                                                 ========   ========   ========    ========     ========

Dividends Per       Investment income--net                       $  1,015   $    644    $   533    $    897     $    564
Share On                                                         ========   ========   ========    ========     ========
Preferred Stock
Outstanding:



*Annualized.
**Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
Therefore, no separate market exists. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was initially issued on March 11,
1996.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2000, FAM earned fees of $746,301, of which $149,260 was waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended October 31, 2000, FAM Distributors Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $115,842 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $159,580,282 and $181,935,000, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized losses as of October 31, 2000, were as follows:

                                     Realized     Unrealized
                                     Losses         Losses

Long-term investments            $ (7,857,686) $  (4,297,065)
                                 ------------  -------------
Total                            $ (7,857,686) $  (4,297,065)
                                 ============  =============

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,311,900, of which $2,270,143 related to appreciated securities and $6,582,043 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $132,788,914.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:

For the Year Ended                                  Dollar
October 31, 2000                      Shares        Amount

Shares sold                           630,905  $   5,502,348
Shares issued to shareholders
in reinvestment of dividends          179,287      1,561,399
                                 ------------  -------------
Total issued                          810,192      7,063,747
Shares tendered                   (2,553,660)   (22,205,413)
                                 ------------  -------------
Net decrease                      (1,743,468) $ (15,141,666)
                                 ============  =============


For the Year Ended                                  Dollar
October 31, 1999                      Shares        Amount

Shares sold                         2,518,676 $  26,054,342
Shares issued to shareholders
in reinvestment of dividends
and distributions                     295,128      3,036,851
                                 ------------  -------------
Total issued                        2,813,804     29,091,193
Shares tendered                   (1,838,103)   (18,716,725)
                                 ------------  -------------
Net increase                          975,701 $  10,374,468
                                 ============  =============



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2000 was 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the year ended October 31, 2000 decreased by 524 as a result of shares retired and during the year ended October 31, 1999 increased by 400 as a result of shares sold.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $127,823 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $12,294,000, of which $4,320,000 expires in 2007 and $7,974,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 2000



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Strategy Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    59.1%
AA/Aa                                       8.8
A/A                                         1.6
BBB/Baa                                     9.0
BB/Ba                                       4.2
B/B                                         4.1
NR(Not Rated)                               9.6
Other++                                     2.2

++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2000


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286